UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2011 (May 5, 2011)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

222 Robert Rose Drive
Murfreesboro, TN 37129
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosures.

On May 5, 2011, National Health Investors, Inc.  (the “Company”), held its Annual Meeting of Shareholders at which a financial and operational presentation was made regarding the Company. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1 and Exhibit 99.2.

Item 9.01.   Financial Statements and Exhibits.

The following exhibits are filed as part of this Report:

Exhibit Index

Exhibit No.	Description
99.1	Text of the Power Point slides used during the presentation made to shareholders of National Health Investors, Inc. at its Annual Meeting of Stockholders held on May 5, 2011 in HTML Format.
99.2	Text of the Power Point slides used during the presentation made to shareholders of National Health Investors, Inc. at its Annual Meeting of Stockholders held on May 5, 2011 in PDF Format.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: _/s/Roger R. Hopkins _____
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: May 5, 2011